UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number

811-07831

FMI  Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

(Name and address of agent for service)

(414) 226-4555

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2007

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2007

FMI
Focus Fund

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Ted D. Kellner, CFA
President
October 23, 2007

Dear Fellow Shareholders:

During the first half of 2007, many market pundits commented at the lack of volatility in the various market indices over the prior 18 months.  That certainly changed in the third quarter!  The markets were buffeted by a number of factors:  turmoil in the credit markets, stemming initially from the significant downturn in the housing market and spilling over into the financing of private equity transactions; the perception of an economy that will most likely be slowing as we enter 2008; and the realization that the long string of double digit corporate earnings increases may finally come to a halt in this year’s third quarter.  In response to these conditions, the Federal Reserve Board first lowered the discount rate by 50 basis points in August, and an additional 50 in September, when they also dropped the Federal Funds Rate by 50 basis points.  Against this backdrop, volatility increased dramatically, and as detailed in Rick and Glenn’s report, the FMI Focus Fund sustained a decline in the third quarter, although at this writing it remains comfortably in positive territory, year-to-date.  As we have discussed in past letters, we believe we are in the later stages of this economic expansion, and the likelihood of a more muted economic environment in the ensuing 12 months appears at hand.  We continue to believe that in this environment, it is prudent to reduce excessive risk, and your portfolio is populated with well-financed, solid companies that we believe will perform well over a longer time frame. It is also an environment wherein we expect to have the opportunity to add to existing and new stocks at attractive prices.

As always, we thank all of our fellow shareholders for your continued support and investment in the FMI Focus Fund.

Sincerely,

Ted D. Kellner, CFA
President

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

Richard E. Lane	Glenn W. Primack
Portfolio	Portfolio Manager

October 15, 2007

Dear Fellow Shareholders,

The FMI Focus Fund was down 4.68% for the final quarter of our fiscal year (third calendar-quarter).  This compares to a loss of 3.09% for the Russell 2000 Index, and a flat 0.02% gain for the Russell 2000 Growth Index.  No question, this was a tough quarter as outlined below.

The stock price of Manpower Inc. (MAN), one of our largest holdings, fell from the mid-nineties to the low-sixties on recession concerns.  ValueClick, Inc. (VCLK), another large position fell from around $30 per share to the low twenties on disappointment that it didn’t get bought out, followed quickly by a Federal Trade Commission (FTC) investigation into one of its segment’s business practices.  Our low-end consumer discretionary holdings, Family Dollar Stores, Inc. (FDO) and Rent-A-Center, Inc. (RCII), fell on recession fears and concern that high food and energy prices would squeeze their modest-income customers.  Last, but certainly not least, our housing and mortgage-finance related

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM
ITS INCEPTION (12/16/96) TO 9/30/07 AS COMPARED TO THE
RUSSELL 2000 AND THE RUSSELL 2000 GROWTH

FMI Focus Fund
$72,293

Russell 2000(1)
$26,309

Russell 2000 Growth(2)
$17,934

Results From Fund Inception (12/16/96) Through 9/30/07
			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 9/30/07 From
	Last 3 Months	Year Ended 9/30/07	Years Ended 9/30/07	Years Ended 9/30/07	Fund Inception 12/16/96
FMI Focus Fund	-4.68%	14.87%	17.44%	15.72%	20.12%
Russell 2000	-3.09%	12.34%	18.75%	7.22%	9.38%
Russell 2000 Growth	0.02%	18.94%	18.70%	3.65%	5.56%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

investments: MGIC Investment Corp. (MTG), RAM Holdings Ltd. (RAMR), Central Garden & Pet Co. (CENT), Interline Brands, Inc. (IBI), Associated Banc-Corp (ASBC), and Beacon Roofing Supply, Inc. (BECN), were hurt by the well documented downturn in the U.S. housing market.

Throw in the general panic in small-cap value companies (the Russell 2000 Value Index was down 6.26% in the quarter), of which we have some exposure, and you have the makings of a “perfect storm.”  Fortunately, ninety days of performance is a very short measurement period and is not terribly meaningful long-term.  Many of the companies mentioned above have subsequently bounced back nicely.  The vast majority of the companies outlined are solid, well-managed companies with bright futures.  Later on in this letter, we detail two of the more important positions, Manpower and ValueClick.  We will illustrate why we are still confident in their prospects.  However, there are several holdings whose near-term outlooks will be challenging, including two of our perennial favorites, MGIC, and Central Garden & Pet.  Each is going through a “perfect storm” of its own.  We recently sold the entire Central Garden & Pet position and about half of the MGIC position to offset some gains in the portfolio.  We will be patient in buying them back as we observe how they fare in the current housing downturn.

Even though we described our particular perfect storm, nothing happens in a vacuum.  Consider what transpired during the third calendar quarter.  Mounting evidence of a slowing U.S. economy and a true financial panic brought on by sub-prime mortgage lending and leveraged buyout (LBO) financing caused the Federal Reserve to reverse course and lower short-term interest rates by one-half of one percent.  In the wake of this turmoil, equity prices fell generally by eight-to-ten percent, but economically sensitive and smaller-capitalization companies fell considerably more.

While most equity markets have indeed bounced back nicely, the jury is still out.  The credit scare was a long time in coming.  In previous shareholder letters, we outlined our concerns on lax underwriting standards across the board, but particularly in the home mortgage lending and leverage buyout arenas.  The fallout in terms of losses to financial institutions and investors is still difficult to quantify.  We believe it will play out over the next twelve-to-fifteen months.  Obviously, the Fed was sufficiently concerned about the situation to lower interest rates in the face of mounting evidence of inflation.  Of course, the Fed’s action in and of itself is potentially inflationary because lower interest rates in the United States makes the dollar less attractive.  As the dollar falls in value, import prices go up and, so it follows, domestic producers are also able to increase prices in a less competitive environment.

So, where does all of this leave us?  We still believe we are in the later stages of an economic cycle.  The falling dollar, while maybe sowing the seeds of inflation and the inevitable end to the current economic cycle, will certainly help domestic exporters over the near term.  Companies in our portfolio that benefit directly (or indirectly through a customer base comprised of exporters) include our energy, industrial and capital goods producers: Airgas, Inc. (ARG), Joy Global Inc. (JOYG), Kennametal Inc. (KMT), Cytec Industries Inc. (CYT), Dresser-Rand Group, Inc. (DRC), Exterran Holdings Inc. (EXH), Rowan Companies, Inc. (RDC), Kadant Inc. (KAI), and W.W. Grainger, Inc. (GWW).  Also benefiting are our extensive technology holdings, due to their significant international sales.  Companies with extensive foreign operations (as opposed to pure exports) also may benefit from strong overseas economies and currency translation gains.  Portfolio companies falling into this last category include Manpower, Rockwood Holdings Inc. (ROC) and Celanese Corp. (CE).

From the above discussion, we feel a significant part of the portfolio should fare well in what we deem to be the later phase of the economic cycle.  Consumer and financial companies may face tougher sledding and we have limited our exposure to companies that have unique niches, like Family Dollar Stores, Inc. and Jos. A. Bank Clothiers, Inc. (JOSB), or whose stocks have fallen to very low, and thus attractive, valuations like Liz Claiborne, Inc. (LIZ).  Note that as the financial fallout from the lax lending will no doubt lead to some attractive opportunities in the financial arena, we believe investors will initially overreact to the negative news flow and give us a better entry point down the road.  Having said that, we are doing extensive research, particularly in regional banks, and are excited about the potential here, but only if the above scenario plays out, investors panic, and lay the stocks at our feet.  Regional banks tend to be good franchises and, in a consolidating industry, offer a lot of buyout opportunities.

Manpower Inc. (MAN)

We have held Manpower in the portfolio for a number of years.  This has been a rewarding investment.  Jeff Joerres and company have been excellent stewards of shareholder capital.  Recall from previous write-ups how Jeff brought a return of capital discipline (i.e. pricing discipline) to an industry that had none.  Through that discipline, the staffing industry has thrived, earning improved margins and strong equity prices!  Recall as well another linchpin to our Manpower investment, exposure to faster growing economies outside of the United States.  Less than 20% of Manpower’s earnings are derived from its home base.  Both the return-on-investment focus and international diversification have driven earnings nicely.  So, what happened to the stock price in the third calendar quarter?  Several things: The August financial panic caused investors to fear a recession was imminent and Manpower’s staffing business would certainly suffer under such a scenario.  As luck would have it, several of Manpower’s largest investors were hedge funds that suffered from investor panic and liquidation in August and September.  As the hedge funds redeemed unhappy investors, they were forced to dump millions of shares of Manpower onto an already skittish market.  On top of that, the French government rescinded a tax subsidy to the staffing industry that was worth some fifty cents per share to Manpower.  All of those issues combined to clobber the stock.

We had been trimming the stock on the way up, but clearly missed exiting the remaining position.  As the stock fell, we took advantage of the decline to rebuild the stake.  Manpower is an outstanding staffing franchise, but the business is indeed cyclical.  We like the stock in the mid-sixties for the balance of this economic cycle but anticipate exiting prior to the next recession.

ValueClick, Inc. (VCLK)

ValueClick has been one of our most intriguing, yet volatile, positions.  The stock performed well early in the year, increasing from $24 to $35.  Aquantive’s purchase by Microsoft Corp. (MSFT), and Google Inc.’s (GOOG) purchase of DoubleClick for enormous premiums, fueled takeover speculation.  We sold stock at those levels, as we felt our investment had gotten a bit ahead of itself.  However, we felt that ValueClick was a unique asset in a consolidating industry.  We decided that the investment could still have considerable upside in an acquisition, again, as suggested by the premiums paid for Aquantive and DoubleClick.  Unfortunately, just as things were heating up, the FTC began an investigation into non-promotional lead generation in the online industry, one of ValueClick’s many lucrative markets.  Advertisers pay companies to deliver leads, which they do by offering prizes or coupons in exchange for contact information from interested consumers.  In the second quarter, ValueClick’s advertisers sharply pulled back spending in this medium pending the investigation.  Consequently, 2nd Quarter earnings were somewhat weaker than expected and estimates for 2007 came down.

Through the turmoil, we re-examined our thesis on ValueClick, and our conviction remained unchanged.  ValueClick is the second largest independent ad network, the largest independent ad server, and the largest manager of affiliate marketing.  There isn’t another asset in our universe of Internet advertising stocks that has that scale, revenue base, and franchise strength.  The scarcity of the asset is complimented by the willingness of management to generate shareholder value as well.  While they will continue to manage ValueClick for the long term, we believe management would consider any alternative to increase shareholder value.  More quickly than we had anticipated, ValueClick has again risen on unconfirmed takeout speculation.  The volatility of this sector is severe, but we still consider ValueClick undervalued fundamentally (although less so than before), and extremely undervalued in a take out.

Of course, we continue to remind investors of the underlying thesis for our enthusiasm for Internet advertising plays.  The Internet now accounts for approximately 20% of the advertising “eyeballs.”   However, it only accounts for about 8% of advertising spending, which is growing 20-30% per year.  Ad spending on the Internet will continue to take share from the traditional mediums, such as television, radio and newspapers and there simply are not many ways to play it.  Incidentally, our Sapient Corp. (SAPE) holding is another based on this theme.

Bemis Company, Inc. (BMS)

Unfortunately, Bemis Company has been a frustrating holding.  The company has two businesses, flexible packaging and pressure sensitive.  Its flexible packaging business supplies plastic packaging solutions to consumer packaged goods companies such as Kraft and Oscar Mayer.  Bemis is known for its innovative design and materials expertise.  Within its pressure sensitive business, Bemis has developed barrier plastics that keep food fresher for longer and EZ peel technology that allows containers to be opened more easily.

We originally became interested in Bemis when raw material (plastic resins) price increases compressed margins in flexible packaging by several percentage points.  We believed that a more moderate raw material environment would allow margins to recover.  Further, Bemis was increasing the percentage of higher value packaging solutions while running older, more commodity packaging solutions for cash; and trying to restructure its European business which had low margins and disappointing revenue growth.  As it stands now, we believe Bemis’ footprint in Europe may simply be too small for the company to earn the return its shareholders require and raw material prices have shown no sign of abating.  The company recently reduced guidance as its largest flexible business, meat and cheese packaging, had lower than expected volume growth.  So much for the bear case, here is why we still like the investment.

After spending much time with management, we are satisfied that the issues in meat and cheese are most likely temporary.  Food costs, like energy costs, have been rising quickly.  We believe the increase in cost to the consumer, which also appears to be weakening, has forced many consumers to cut down on waste and be more cost conscious in their purchases of groceries (less waste in the refrigerator versus simply eating less).  We also think management will take a hard look at the European business and decide whether or not it fits within the portfolio of the company.  As well, ongoing consolidation in the European flexible packaging industry seems likely to improve pricing even in the absence of a Bemis divestiture.  The stock is extremely cheap, at 13.5 times 2008 earnings, and we believe those earnings are depressed.  If flexible packaging margins recover, Bemis could easily earn $2.70 per share, which does not include any upside in new products.

Bemis has two exciting new opportunities in flexible packaging.  First, Bemis has a new case ready solution, which allows the meat producers to ship individual containers to the grocery store instead of shipping larger sides of beef that a butcher would traditionally carve.  Grocery stores benefit from a reduction in the labor costs and convenience.  Bemis’ solution keeps the meat fresh over twice as long as the only other currently available solution.  We believe this could be a catalyst for the company.  This market is about $300 million and Bemis could have the best solution on the market for several years.  Second, Bemis has redesigned its bacon packaging for Oscar Mayer by replacing the bag with a rigid container that makes resealing and storage vastly more convenient for the consumer.  Although Bemis has 80% of the market share in bacon packaging, Oscar Mayer is a new customer.

All in all, Bemis has an excellent franchise, is cheap even on the currently depressed level of earnings due to a number of temporary factors, and has a bevy of new products on its way.  While near-term results may continue to be “punky,” patient investors should be well rewarded.

NEW ADDITIONS

AMN Healthcare Services, Inc. (AHS)

One of our new investments is AMN Healthcare Services.  This company provides travel nurse staffing to hospitals.  Most hospitals are constantly hiring nurses and are chronically short on qualified nurses, especially if the hospital’s population fluctuates.  To account for this undersupply, hospitals will often hire travel nurses for 3-6 month assignments.  These nurses provide the hospital with more consistent aid than temps.  AMN recruits and matches a population of nurses with hiring hospitals, locates housing for the nurses and provides benefits.  AMN Healthcare Services recruits doctors for temporary assignments as well.  We believe the travel nursing industry is growing in the high single digits, although that growth can be somewhat volatile.  The locum tenens (temporary physician staffing) business industry is growing more quickly in the low double digits.  AMN Healthcare is the market leader in both of these services.

We believe AMN’s market-leading franchise is undervalued by many investors on the street.  The company lowered its guidance in July because of a slowdown in California, which provided an attractive entry point for long-

term investors.  We believe this issue is temporary as several larger hospitals were a bit more aggressive in recruiting nurses through incentive bonuses.  These hospitals have attempted this strategy in the past and many of these nurses leave as soon as their 6 month or 1 year commitment is up.  We believe the company will see the California demand improve by the fourth quarter.  Also, AMN’s margins are temporarily depressed from costs associated with its international nurse staffing business.  This business has suffered due to Congressional delays in visa approval for international nurses.  Although we should see relief of this issue by next year, the company has already taken steps to cut costs in this business to improve profitability.  We believe margins in 2008 should also improve through management’s efforts.

Ross Stores, Inc. (ROST)

Our most recent Consumer position is Ross Stores, which operates a chain of nearly 800 off-price closeout stores providing branded apparel, accessories and footwear for savings of 20% to 60% from regular department and specialty store prices. The off-price channel has historically navigated through difficult consumer spending environments with better relative sales, making the business model quite defensive. Furthermore, Ross has significant room to expand operating margins as they ramp up the implementation of several infrastructure initiatives that have hurt margins for over two years. Unlike its principal competitor, TJ Maxx (owned by The TJX Companies, Inc. – TJX), with which it operates in a near duopoly, Ross Stores has significant long-term square-footage growth potential, as they operate at less than half of the footprint of TJ Maxx. Although management has delivered four quarters of year-over-year margin improvement, the company is still well below their recent peak in 2004.  We like the company’s prospects and the current price puts it on the bargain basement table.

United Natural Foods, Inc. (UNFI)

United Natural Foods is the largest distributor in the natural and organic foods sector.  This segment of the food industry is attractive because it has grown at ten-percent per year as consumers increasingly embrace organic/healthy diets.  The supplier base is highly fragmented with Hain Celestial representing a little less than eight percent of total purchases.  The competitor base is fragmented as well.  This makes United interesting with respect to scarcity value.  There simply are not many publicly held ways to invest in this growth industry.

The stock came under pressure earlier this year as its largest customer, Whole Foods (30% of sales) acquired Wild Oats (almost 9% of sales).  The company has a seven-year distribution agreement with Whole Foods that was finalized last fall.  Supermarket chains (14%) and mom-&-pop organic stores (46%) represent the other two major customer classifications.  We believe the company can grow faster than the industry and has opportunities to improve gross and operating margins.

We hope the company reviews and strategic outlook yield helpful insights during a challenging quarter.

Our Board of Directors has declared distributions on October 30, 2007 of $0.13406 per share from short-term capital gains, which will be treated as ordinary income and $1.93499 per share from net long-term capital gains, payable October 31, 2007, to shareholders of record on October 29, 2007.

As usual, we thank our fellow shareholders for their patience and perseverance.  Hang in there!

Sincerely,

Richard E. Lane, CFA	Glenn W. Primack
Portfolio Manager	Portfolio Manager

FMI Focus Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Industry Sectors as of September 30, 2007

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 4/01/07	Value 9/30/07	4/01/07-9/30/07
FMI Focus Fund Actual	$1,000.00	$1,038.80	$7.72
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.64

*
Expenses are equal to the Fund’s annualized expense ratio of 1.51%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2007 and September 30, 2007).

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mid-cap stocks continued to offer better opportunities for our Five Pillars investment philosophy while small-cap stocks were looking fully valued.  Low interest rates and an absence of risk aversion propelled leverage buyouts (LBO) into new sectors.  This proved to be a benefit to the Fund as companies, which we invest in, tend to exhibit characteristics, which LBOs find appealing.  As such, we had several companies bought out over the last year, including eCollege, Guitar Center, aQuantive, Laidlaw, Digitas, and Biomet.  High oil prices over the last year continued to push energy and related stocks higher.  Indeed, the Energy sector was the top contributor to Fund performance over the last year.  Fiscal 2007 was not without its share of trials.  In the first quarter, we voiced our concern that consumers were overly dependent on using their home equity which buoyed the retail sectors and led us to believe a soft landing was possible.  By the summer, the housing sales slump combined with higher interest rates lead to a sub-prime mortgage downturn.  Performance was directly impacted by the steep decline in MGIC Investment Corp., as well as other housing and financial related holdings.  Top performers for fiscal 2007 were Celanese Corp., Juniper Networks Inc., and Dresser-Rand Group Inc.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI Focus Fund, Russell 2000 Index(1) and Russell 2000 Growth Index(2)

AVERAGE ANNUAL TOTAL RETURN
1-Year	5-Year	10-Year
+14.87%	+17.44%	+15.72%

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

FMI Focus Fund
STATEMENT OF NET ASSETS
September 30, 2007

Shares		Cost	Value
LONG-TERM INVESTMENTS — 87.1% (a)

COMMON STOCKS — 83.7% (a)

COMMERCIAL SERVICES SECTOR — 6.1%
	Advertising/Marketing Services — 2.2%
892,700	ValueClick, Inc.*	$15,465,866	$20,050,042

	Personnel Services — 3.9%
246,900	AMN Healthcare Services, Inc.*	4,662,244	4,624,437
369,100	Manpower Inc.	21,208,575	23,751,585
693,200	MPS Group, Inc.*	9,357,674	7,729,180
		35,228,493	36,105,202
CONSUMER NON-DURABLES SECTOR — 1.5%
	Apparel/Footwear — 1.5%
403,100	Liz Claiborne, Inc.	15,359,763	13,838,423

DISTRIBUTION SERVICES SECTOR — 7.4%
	Electronics Distributors — 3.6%
554,600	Arrow Electronics, Inc.*	15,847,193	23,581,592
499,000	Ingram Micro Inc.*	6,290,852	9,785,390
		22,138,045	33,366,982
	Food Distributors — 0.7%
225,500	United Natural Foods, Inc.*	5,903,486	6,138,110

	Wholesale Distributors — 3.1%
195,900	Grainger (W.W.), Inc.	9,833,748	17,864,121
459,200	Interline Brands, Inc.*	7,883,289	10,557,008
		17,717,037	28,421,129
ELECTRONIC TECHNOLOGY SECTOR — 5.6%
	Computer Communications — 1.5%
384,300	Juniper Networks, Inc.*	5,529,114	14,069,223

	Electronic Production Equipment — 1.8%
428,400	Asyst Technologies, Inc.*	2,237,032	2,266,236
653,100	Entegris Inc.*	6,725,096	5,668,908
432,200	MKS Instruments, Inc.*	7,479,734	8,220,444
		16,441,862	16,155,588
	Semiconductors — 2.3%
878,100	Altera Corp.	16,363,057	21,144,648

ENERGY MINERALS SECTOR — 1.2%
	Oil & Gas Production — 1.2%
160,000	Noble Energy, Inc.	3,165,113	11,206,400

FINANCE SECTOR — 9.5%
	Finance/Rental/Leasing — 4.3%
256,700	Advance America Cash Advance Centers Inc.	3,959,310	2,738,989
402,600	Assured Guaranty Ltd.	9,172,166	10,938,642
832,100	RAM Holdings Ltd.*	9,676,731	7,738,530

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
September 30, 2007

Shares		Cost	Value
LONG-TERM INVESTMENTS — 87.1% (a) (Continued)

COMMON STOCKS — 83.7% (a) (Continued)

FINANCE SECTOR — 9.5% (Continued)
	Finance/Rental/Leasing — 4.3% (Continued)
1,008,600	Rent-A-Center, Inc.*	$20,768,486	$18,285,918
		43,576,693	39,702,079
	Insurance Brokers/Services — 1.3%
400,000	Arthur J. Gallagher & Co.	10,847,892	11,588,000

	Multi-Line Insurance — 1.2%
143,600	PartnerRe Ltd.	6,556,754	11,342,964

	Regional Banks — 2.1%
486,325	Associated Banc-Corp	12,277,565	14,409,810
44,200	Cullen/Frost Bankers, Inc.	2,244,025	2,215,304
96,600	Midwest Banc Holdings, Inc.	2,028,600	1,426,782
117,900	Nexity Financial Corp.*	1,886,400	978,570
		18,436,590	19,030,466
	Specialty Insurance — 0.6%
170,500	MGIC Investment Corp.	9,969,761	5,508,855

HEALTH SERVICES SECTOR — 1.2%
	Health Industry Services — 1.2%
303,200	Pharmaceutical Product Development, Inc.	10,371,276	10,745,408

HEALTH TECHNOLOGY SECTOR — 6.1%
	Biotechnology — 2.4%
390,000	Charles River Laboratories International, Inc.*	17,587,444	21,898,500

	Medical Specialties — 3.7%
302,300	Beckman Coulter, Inc.	16,221,073	22,297,648
136,500	PerkinElmer, Inc.	2,254,530	3,987,165
276,500	Wright Medical Group, Inc.*	5,727,426	7,415,730
		24,203,029	33,700,543
INDUSTRIAL SERVICES SECTOR — 9.6%
	Contract Drilling — 1.9%
195,000	Pride International, Inc.*	2,480,990	7,127,250
286,100	Rowan Companies, Inc.	8,868,459	10,465,538
		11,349,449	17,592,788
	Environmental Services — 3.2%
791,882	Casella Waste Systems, Inc.*	6,970,182	9,930,200
598,200	Republic Services, Inc.	7,834,347	19,567,122
		14,804,529	29,497,322
	Oilfield Services/Equipment — 4.5%
650,400	Dresser-Rand Group, Inc.*	14,840,464	27,778,584
170,121	Exterran Holdings Inc.*	7,963,030	13,667,521
		22,803,494	41,446,105

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
September 30, 2007

Shares		Cost	Value
LONG-TERM INVESTMENTS — 87.1% (a) (Continued)

COMMON STOCKS — 83.7% (a) (Continued)

PROCESS INDUSTRIES SECTOR — 15.6%
	Chemicals: Major Diversified — 2.6%
614,900	Celanese Corp.	$10,069,737	$23,968,802

	Chemicals: Specialty — 7.6%
261,200	Airgas, Inc.	2,587,150	13,485,756
824,700	Cambrex Corp.	9,575,635	8,980,983
315,381	Cytec Industries Inc.	18,355,279	21,568,907
415,400	Rockwood Holdings Inc.*	8,133,269	14,883,782
219,800	Sigma-Aldrich Corp.	7,122,778	10,713,052
		45,774,111	69,632,480
	Containers/Packaging — 4.5%
644,600	Bemis Company, Inc.	17,719,457	18,764,306
500,000	Packaging Corp of America	10,502,766	14,535,000
728,600	Smurfit-Stone Container Corp.*	9,024,121	8,510,048
		37,246,344	41,809,354
	Industrial Specialties — 0.9%
393,700	Ferro Corp.	6,047,272	7,866,126

PRODUCER MANUFACTURING SECTOR — 8.3%
	Electrical Products — 2.0%
723,800	Molex Inc. Cl A	19,437,035	18,355,568

	Industrial Machinery — 3.5%
140,000	Kadant Inc.*	2,105,453	3,920,000
334,100	Kennametal Inc.	11,551,709	28,057,718
		13,657,162	31,977,718
	Miscellaneous Manufacturing — 1.2%
318,300	Brady Corp.	10,813,520	11,420,604

	Trucks/Construction/Farm Machinery — 1.6%
19,800	Federal Signal Corp.	310,969	304,128
288,300	Joy Global Inc.	13,914,469	14,662,938
		14,225,438	14,967,066
RETAIL TRADE SECTOR — 5.3%
	Apparel/Footwear Retail — 2.1%
310,000	Jos. A. Bank Clothiers, Inc.*	8,730,997	10,360,200
330,400	Ross Stores, Inc.	9,088,731	8,471,456
		17,819,728	18,831,656
	Discount Stores — 2.3%
805,400	Family Dollar Stores, Inc.	17,284,136	21,391,424

	Specialty Stores — 0.9%
262,800	PetSmart, Inc.	6,834,139	8,383,320

FMI Focus Fund
STATEMENT OF NET ASSETS (Continued)
September 30, 2007

Shares or Principal Amount		Cost	Value
LONG-TERM INVESTMENTS — 87.1% (a) (Continued)

COMMON STOCKS — 83.7% (a) (Continued)

TECHNOLOGY SERVICES SECTOR — 5.4%
	Data Processing Services — 1.2%
319,000	Hewitt Associates, Inc.*	$8,826,705	$11,180,950

	Information Technology Services — 2.5%
972,300	CIBER, Inc.*	7,287,328	7,593,663
363,400	JDA Software Group, Inc.*	3,454,241	7,507,844
1,121,500	Sapient Corp.*	8,347,380	7,525,265
		19,088,949	22,626,772
	Packaged Software — 1.7%
908,100	Parametric Technology Corp.*	9,346,736	15,819,102

TRANSPORTATION SECTOR — 0.9%
	Trucking — 0.9%
470,400	Werner Enterprises, Inc.	9,134,883	8,067,360
	Total common stocks	589,424,642	768,847,079

MUTUAL FUNDS — 3.4% (a)
454,900	iShares S&P SmallCap 600 Index Fund	20,818,221	31,720,177
	Total long-term investments	610,242,863	800,567,256

SHORT-TERM INVESTMENTS — 12.1% (a)
	Commercial Paper — 0.9%
$8,000,000	General Electric Capital Corp., 4.60%, due 10/01/07	8,000,000	8,000,000

	U.S. Treasury Securities — 8.2%
58,000,000	U.S. Treasury Bills, 3.26%, due 10/04/07	57,984,243	57,984,243
17,000,000	U.S. Treasury Bills, 2.70%, due 10/11/07	16,987,250	16,987,250
	Total U.S. treasury securities	74,971,493	74,971,493

	Variable Rate Demand Note — 3.0%
27,927,502	U.S. Bank, N.A., 4.88%	27,927,502	27,927,502
	Total short-term investments	110,898,995	110,898,995
	Total investments	$721,141,858	911,466,251
	Cash and receivables, less Liabilities — 0.8% (a)		7,389,716
	Net Assets		$918,855,967
	Net Asset Value Per Share ($0.0001 par value, 100,000,000
	shares authorized), offering and redemption price
	($918,855,967 ÷ 26,384,375 shares outstanding)		$34.83

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2007

INCOME:
Dividends	$7,269,231
Interest	5,343,660
Total income	12,612,891
EXPENSES:
Management fees	11,727,251
Transfer agent fees	1,274,683
Administrative and accounting services	554,400
Printing and postage expense	279,232
Custodian fees	200,311
Professional fees	47,996
Registration fees	44,587
Insurance expense	36,696
Board of Directors fees	36,000
Other expenses	30,184
Total expenses	14,231,340
NET INVESTMENT LOSS	(1,618,449)
NET REALIZED GAIN ON INVESTMENTS	76,871,435
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	53,775,675
NET GAIN ON INVESTMENTS	130,647,110
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,028,661

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2007 and 2006

	2007	2006
OPERATIONS:
Net investment loss	$(1,618,449)	$(3,745,038)
Net realized gain on investments	76,871,435	119,676,250
Net increase (decrease) in unrealized appreciation on investments	53,775,675	(42,853,197)
Net increase in net assets from operations	129,028,661	73,078,015

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains
($4.2996 and $3.7158 per share, respectively)	(113,038,704)*	(109,117,313)*

FUND SHARE ACTIVITIES:
Proceeds from shares issued (1,552,719 and 3,080,518 shares, respectively)	52,759,060	103,892,465
Net asset value of shares issued in distributions reinvested
(3,385,251 and 3,415,461 shares, respectively)	109,645,434	105,420,981
Cost of shares redeemed (4,781,083 and 9,665,838 shares, respectively)	(162,184,744)	(324,064,867)
Net increase (decrease) in net assets derived from Fund share activities	219,750	(114,751,421)
TOTAL INCREASE (DECREASE)	16,209,707	(150,790,719)
NET ASSETS AT THE BEGINNING OF THE YEAR	902,646,260	1,053,436,979
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment income of $0 and $0, respectively)	$918,855,967	$902,646,260

*	See Note 8.

The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2007	2006	2005	2004		2003
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$34.42	$35.83	$32.14	$29.35		$20.81

Income from investment operations:
Net investment loss	(0.06)	(0.13)	(0.21)	(0.29)		(0.18)
Net realized and unrealized gains on investments	4.77	2.44	5.44	3.08		8.72
Total from investment operations	4.71	2.31	5.23	2.79		8.54

Less distributions:
Distributions from net investment income	—	—	—	—		—
Distributions from net realized gains	(4.30)	(3.72)	(1.54)	—		—
Total from distributions	(4.30)	(3.72)	(1.54)	—		—
Net asset value, end of year	$34.83	$34.42	$35.83	$32.14		$29.35

TOTAL RETURN	14.87%	7.75%	16.83%	9.51%		41.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	918,856	902,646	1,053,437	1,063,995		948,471
Ratio of expenses to average net assets	1.52%	1.50%	1.48%	1.43%		1.47%
Ratio of net investment loss to average net assets	(0.17% )	(0.38% )	(0.61% )	(0.87%	)	(0.71%	)
Portfolio turnover rate	40.9%	49.0%	63.1%	63.8%		52.6%

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2007

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Focus Fund (the “Fund”), a portfolio of FMI Funds, Inc. (the “Company”) which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996.  The assets and liabilities of each Fund in the Company are segregated as a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2007

(1)	Summary of Significant Accounting Policies — (Continued)

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

(h)
The Fund may own certain securities that are restricted.  Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933.  A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.

(i)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date.  Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period.  As a result, the  Fund must begin to incorporate FIN 48 into its NAV calculations by March 31, 2008.  At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2007

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.25% of the daily net assets.  The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement.  Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund.  Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund.  FMI pays Broadview Advisors, LLC 76% of the Fund’s management fee of 1.25% of the daily net assets.

Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2007.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the year ended September 30, 2007, no such expenses were incurred.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(3)	Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $60,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) dated November 18, 2002 for the purpose of having cash available to satisfy redemption requests and to purchase portfolio securities.  Principal and interest of such loan under the Agreement are due not more than 31 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed.  Advances will be collateralized by securities owned by the Fund.  During the year ended September 30, 2007, the Fund did not borrow against the Agreement.  The Credit Agreement expires on June 5, 2008.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On October 30, 2007, the Fund will distribute $3,507,465 from net short-term realized gains ($0.13406 per share) and $50,627,727 from long-term realized gains ($1.93499 per share).  The distributions will be paid on October 31, 2007 to shareholders of record on October 29, 2007.

(5)	Investment Transactions —

For the year ended September 30, 2007, purchases and proceeds of sales of investment securities (excluding short-term investments) were $337,424,534 and $500,828,176, respectively.

(6)	Accounts Payable and Accrued Liabilities —

As of September 30, 2007, liabilities of the Fund included the following:

Payable to FMI for management and administrative fees	$980,055
Due to custodian	285,877
Payable to shareholders for redemptions	124,168
Other liabilities	357,003

(7)	Sources of Net Assets —

As of September 30, 2007, the sources of net assets were as follows:

Fund shares issued and outstanding	$679,448,129
Net unrealized appreciation on investments	190,324,393
Accumulated net realized gains on investments	49,083,445
$918,855,967

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2007

(8)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2007:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$726,193,605	$210,560,109	$25,287,463	$185,272,646	$3,507,465	$50,627,727

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2007 and 2006, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2007, and tax basis post-October losses as of September 30, 2007, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2007	September 30, 2006
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$22,364,961	$90,673,743	$ —	$ —	$44,245,543	$64,871,770

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2007 which is designated as qualifying for the dividends received deduction is 45% (unaudited).

For all shareholders of the Fund, the percentage of dividend income under the Jobs and Growth Tax Relief Act of 2003, is 45% (unaudited).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
September 30, 2007

To the Board of Directors and Shareholders of FMI Focus Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Focus Fund (the “Fund” a series of FMI Funds, Inc.) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 30, 2007

FMI Focus Fund
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer

Non-Interested Directors

Barry K. Allen, 59	Director	Indefinite Term	Mr. Allen is President of Allen	4	Harley-Davidson,
c/o Fiduciary		Since 1996	Enterprises, LLC (Brookfield, WI) a		Inc., FMI Common,
Management, Inc.			private equity investments management		Stock Fund, Inc. and
100 E. Wisconsin Ave.			company, and Senior Advisor for		FMI Mutual Funds,
Suite 2200			Providence Equity Partners (Providence,		Inc.
Milwaukee, WI 53202			RI) since September 2007. He was
Executive Vice President of Qwest
Communications International, Inc.
(Denver, CO) from September 2002 to
June 2007.

George D. Dalton, 79	Director	Indefinite Term	Mr. Dalton is Chairman and Chief	4	FMI Common
c/o Fiduciary		Since 1997	Executive Officer of NOVO1		Stock Fund, Inc., and
Management, Inc.			(Waukesha, WI) a privately held company		FMI Mutual
100 E. Wisconsin Ave.			specializing in teleservices call centers		Funds, Inc.
Suite 2200			since January 2000.
Milwaukee, WI

Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	4	Renaissance Learning
Gunnlaugsson, 63		Since 2001	Corporation (Milwaukee, WI) in		Systems, Inc., FMI
c/o Fiduciary			December 2000.		Common Stock Fund,
Management, Inc.					Inc. and FMI Mutual
100 E. Wisconsin Ave.					Funds, Inc.
Suite 2200
Milwaukee, WI 53202

Paul S. Shain, 44	Director	Indefinite Term	Mr. Shain is Senior Vice President of	4	FMI Common Stock
c/o Fiduciary		Since October	CDW Corporation (Vernon Hills, IL) and		Fund, Inc. and FMI
Management, Inc.		2001	Chief Executive Officer of CDW Berbee		Mutual Funds, Inc.
100 E. Wisconsin Ave.			(f/k/a/ Berbee Information Networks
Suite 2200			Corporation), a strategic business unit of
Milwaukee, WI 53202			CDW Corporation. CDW Berbee is a
leading provider of Information Technology Services including unified communications, infrastructure integration,
and hosting and managed services. He
has been employed by such firm in various
capacities since January 2000.
Interested Directors

Patrick J. English,* 46	Director	Indefinite Term	Mr. English is President of Fiduciary	3	FMI Common Stock
c/o Fiduciary		Since 1996	Management, Inc. and has been employed		Fund, Inc.
Management, Inc.	Vice	One Year Term	by the Adviser in various capacities
100 E. Wisconsin Ave.	President	Since 1996	since December, 1986.
Suite 2200
Milwaukee, WI 53202

FMI Focus Fund
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer

Interested Directors (continued)

Ted D. Kellner,* 61	Director	Indefinite Term	Mr. Kellner is Chairman of the Board	3	Marshall & Ilsley
c/o Fiduciary		Since 1996	and Chief Executive Officer of Fiduciary		Corporation and
Management, Inc.	President	One Year Term	Management, Inc. which he co-founded		FMI Common Stock
100 E. Wisconsin Ave.	and	Since 1996	in 1980.		Fund, Inc.
Suite 2200	Treasurer
Milwaukee, WI 53202

Richard E. Lane*, 51	Director	Indefinite Term	Mr. Lane is President of Broadview	2	None
100 E. Wisconsin Ave.		Since 2001	Advisors, LLC, the sub-adviser to the
Suite 2250			Fund.
Milwaukee, WI 53202

Other Officers

Kathleen M. Lauters, 55	Chief	At Discretion	Ms. Lauters is the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since September 2004.
Management, Inc.	Officer	Since 2004	From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.			Lauters was employed by Strong Capital
Suite 2200			Management, most recently as Senior
Milwaukee, WI 53202			Compliance Analyst.

Camille F. Wildes, 55	Vice	One Year Term	Ms. Wildes is a Vice-President of	N/A	None
c/o Fiduciary	President	Since 1999	Fiduciary Management, Inc. and has
Management, Inc.	and		been employed by the Adviser in various
100 E. Wisconsin Ave.	Assistant		capacities since December, 1982.
Suite 2200	Treasurer
Milwaukee, WI 53202

Donald S. Wilson, 64	Vice	One Year Term	Mr. Wilson is Vice Chairman, Treasurer	N/A	FMI Common Stock
c/o Fiduciary	President	Since 1996	and Chief Compliance Officer of		Fund, Inc. and FMI
Management, Inc.	and		Fiduciary Management, Inc.		Mutual Funds, Inc.
100 E. Wisconsin Ave.	Secretary		which he co-founded in 1980.
Suite 2200
Milwaukee, WI 53202

*
Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
100 East Wisconsin Avenue, Suite 2250
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund’s current prospectus.

ANNUAL REPORT
September 30, 2007

FMI
Large Cap
Fund

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

October 1, 2007

Dear Fellow Shareholders:

The September quarter was difficult for the FMI Large Cap Fund as it declined 1.34% in the quarter compared to a gain of 2.03% for the benchmark Standard & Poor’s 500.  Calendar year-to-date, the Fund was up 6.52%, while the S&P 500 was up 9.13%.

A number of factors impacted the third quarter.  In response to turbulent credit conditions and perhaps a weakening economy, the Federal Reserve Board first lowered the discount rate by 50 basis points in August, then another 50 in September, when they also dropped the federal funds rate by 50 basis points.  The thought of 1998 and the Long Term Capital Management crisis likely weighed heavily on their decision.  The Fed’s action was a booster shot for growth stocks nine years ago and it has been recently, too.  Most of the growth stock indices were strong in September, continuing a move away from value stocks this year.  While this relative movement was a factor in our third quarter results, we also simply had more than our share of poorly performing stocks.

We are confident that the underperforming companies in the Fund will improve, but there is no way to gauge how long the market will favor growth.  It is déjà vu to see investors bidding up the stocks of companies that are “hitting their numbers” even though the multiples in many cases are already very high.  It is reminiscent of the 1995-1999 period, and it remains to be seen whether there will be significant fund flows from value pools to growth pools.  After the mortgage debacle and credit scare in July and August, it is amazing, and somewhat frustrating, to observe that the market seems little concerned about these warning shots across the bow.  Perhaps faith in Bernanke (rates) and the government (borrower bailouts) is enough to justify this attitude.  Even the derivative difficulties seemed to have passed without a lot of damage.  So far.

We still believe in Economics 101.  Excesses and imbalances tend to swing the other way over time.  We are beginning to see the pendulum swing back in the housing and mortgage markets.  Credit quality may also be on the verge of meaningfully deteriorating.  The dollar has been extremely weak.  Last quarter’s letter articulates our position on some of these issues in more detail, but suffice it to say, we remain somewhat cautious about a few of the macro issues, as well as the overall stock market.  Valuations also do not appear to incorporate much bad news.  The companies in the FMI Large Cap Fund, on the other hand, are sound, well-financed all-terrain vehicles that we feel will perform nicely, at least on a relative basis, over a long-term time frame.  They are not Ferraris, however, so if we are entering a growth and momentum environment, the Fund is likely to underperform.

Before delving into a couple of relatively new holdings, a sentence or two about the difficult stocks in the quarter is appropriate.  Two stocks that have been pretty strong over the past couple of years, Accenture Ltd. and Cardinal Health, Inc., pulled back in the quarter.  Both of these were trimmed in July, but with perfect hindsight, not enough.  Today, with more attractive valuations and solid long-term fundamentals, the 3-4 year investment outlook is positive.

Time Warner Inc. declined on fears of a slowdown in cable and AOL.  While the large regional Bell companies pose a threat with new video offerings, we think this is manageable.  Cable remains attractive, particularly in the “triple play” (video, broadband internet and telephone) scenario, where cable’s gain in telephony outweighs the losses in video.  AOL remains in a very positive transition from a dial-up subscription model to an advertising-supported one.  The valuation of Time Warner is quite attractive.

Tyco International Ltd. and its post-spin new brethren, Covidien and Tyco Electronics, underperformed in the period.  We underestimated the costs and challenges in this endeavor.  We think each company and stock has a promising long-term outlook.  Finally, Sprint Nextel Corp. fell in the quarter as net additions are lagging and costs remain too high.  Sprint’s efforts to improve and integrate their networks is showing positive results, but the churn and the cost to service customers in this transition period have been too high.  We were early with our bet, but we still have confidence they can pull it off, and the stock is very inexpensive.

Our custom is to address macroeconomic and other broader topical issues following the December and June quarters, and discuss individual companies in more detail following the March and September quarters.

BEST BUY CO., INC.
Description

Best Buy (BBY) is the leading retailer of consumer electronics, home office products, entertainment software, appliances and related services.  It is a category-dominant retailer, with industry-leading growth and margins.  The company operates 822 domestic Best Buy superstores (20% market share), along with 121 stores in Canada, 135 in China, and a handful of specialty stores in the United States.

Good Business

•	Despite operating in a competitive industry, Best Buy has established a powerful brand (the familiar yellow tag) and a coveted “destination” shopping experience.

•	New technology and “must have” gadgets drive an evergreen demand curve.

•	Unadjusted ROIC (return on invested capital) runs approximately 20%. Adjusted for operating leases, it is roughly 14-15%.

•	Best Buy is essentially vendor neutral, thereby enabling investors to capture the growth in new technology without taking inventor’s risk.

•	The business is easy to understand.

•	The balance sheet is strong: $3.8 billion in cash, $650 million in debt.

Valuation

•	The P/E (price-to-earnings) ratio is near the low end of its 10-year range of 15-35.

•	The price-to-sales ratio of 0.60 is attractive compared to the 10-year range of 0.40-0.95.

•	The EV/EBITDA (enterprise value-to-earnings before interest, taxes, depreciation, and amortization) ratio is 7.6 compared to the 10-year average of 12.6.

Management

•
Brad Anderson, Chief Executive Officer, followed founder Dick Schultz in 2002.  Anderson started as a sales associate in 1973 and has held multiple operating positions.  He has done an excellent job navigating through a tough competitive market.

•
Darren Jackson joined Best Buy in 2000 and became Chief Financial Officer in 2001.  Prior to this he was CFO of Nordstrom’s and Carson Pirie Scott in Milwaukee, Wisconsin.  Jackson will shortly expand his operating roles, with a new CFO to be announced.

Investment Thesis

The stock is off over 25% relative to the S&P 500 this year on fears of margin compression related to the intensely competitive HDTV (high-definition television) market (20% of the company’s sales), and slower consumer spending.  Circuit City and Wal-Mart’s expansion plans have also weighed on the stock, although Circuit City recently announced a retrenchment.  We are attracted despite these concerns, as Best Buy appears to have a superior brand and strategy.  There is a strong likelihood the company will continue to execute better than its competitors.  The long-term outlook for consumer electronics, home office equipment, and entertainment software and services is robust.  A recession, lower cash-out refinancings and competitive skirmishes may all impact near-term performance, but these worries seem to be adequately discounted in the valuation.

UNITED PARCEL SERVICE, INC.
Description

United Parcel Service (UPS) is the world’s largest package delivery company and a global leader in supply chain management.  The company’s primary business (Domestic Package) is time-definite delivery of packages and documents through its integrated ground and air network.  This transportation network serves every business and residential address in the United States, and makes up approximately 65% of overall revenues.  Other businesses include International Package
2

(20% of revenue), which provides export services and domestic service within countries outside the United States.  The company’s other businesses include a supply chain solutions division known as SPS and an LTL (less-than-load) trucking business.

Good Business

•
UPS is the world’s largest transportation and logistics company.  It operates in an industry with very high barriers to entry.  On an average day, the company delivers packages for 1.8 million shipping customers to 6.1 million consignees in 200 countries.

•	The UPS brand and brown logo are among the strongest and most widely recognized in the world.

•	The business can be considered recurring and somewhat of a necessity for most customers.

•
The company moves parcels and freight through one integrated global ground and air network.  It is the only network of its kind, handling express, ground, domestic, international, commercial and residential services.

•
The company is a beneficiary of long-term secular trends, including globalization, supply chain management and demand for integrated logistics services that utilize sophisticated technology solutions.  UPS benefits from the trend to move items in smaller, lighter and more frequent shipments around the world.

•
Because of its integrated assets and network, UPS has among the highest margins and returns in the transportation business.  The company generates a mid-teens ROIC and has earned its cost of capital every year since going public.

•	UPS is AAA rated by Standard & Poor’s, with a debt-to-total cap ratio of less than 20%.

Valuation

•	UPS trades at 16 times forward 12-months EPS (earnings per share), less than 9 times EBITDA and 1.5 times sales, near the low end of historical valuation measures.

•	Since going public in 1999, the company has traded, on average, at over 20 times EPS, 12 times EBITDA and 2.2 times sales.

Management

•	Michael Eskew is Chairman and Chief Executive Officer. He has been with the company since 1972 and succeeded Jim Kelly in these positions.

•	Scott Davis is Vice Chairman and Chief Financial Officer. He joined the company in 1986.

•	Management appears to be making good long-term focused strategic decisions.

Investment Thesis

UPS has the most efficient and lowest-cost domestic and international transportation model.  The barriers to entry are high and the company should benefit from globalization and offshore production.  At the current share price, the stock is trading at historic low multiples.  Fears of recession appear to be impacting the stock, and while we recognize that this event may have short-term consequences, the 3-5 year outlook is attractive.

Our Board of Directors has declared distributions on October 30, 2007 of $0.09686 per share from net investment income, $0.15366 per share from short-term capital gains, which will be treated as ordinary income and $0.03451 per share from net long-term capital gains, payable October 31, 2007, to shareholders of record on October 29, 2007.

Thank you for your confidence in FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

3

FMI Large Cap Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Large Cap Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
Industry Sectors as of September 30, 2007

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2007 through September 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 4/01/07	Value 9/30/07	4/01/07-9/30/07
FMI Large Cap Fund Actual	$1,000.00	$1,045.90	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.06

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2007 and September 30, 2007).

4

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2007, the FMI Large Cap Fund had a total return of 12.52%. Finance, Health Technology, Consumer Non-Durables and Process Industries were some of the sectors that positively impacted results. Berkshire Hathaway, Cadbury, Schweppes, Diageo, Praxair and Grainger were among the strongest individual contributors. Cadbury was sold during the year because management felt the valuation left little room for error.  Sectors that detracted from performance included Energy Minerals, Retail Trade and Electronic Technology. The Fund was underweight Energy, which was a strong market segment, and BP PLC, our investment in this area, underperformed. Similarly, the Fund was underweight Electronic Technology, a very strong market segment, and Tyco Electronics underperformed. The Fund was overweight Retail, which was a weak market segment, and Wal-Mart underperformed. Weakness in Cintas and Time Warner also contributed to the underperformance for the period compared to the benchmark S&P 500. The S&P 500 returned 16.44% during the fiscal year and was driven by Technology, Energy, and Producer Manufacturing. Large capitalization technology stocks have been exceptionally strong and the Fund management believes valuations for this sector are high. It appears that for the market overall, there has been a shift toward so-called growth and momentum investing and away from value investing over the past twelve months, and particularly over the past three months. As long as this dynamic continues, there is a strong probability that the Fund will underperform. The FMI Large Cap Fund continues to sell at a discount to the S&P 500, based on most valuation measures. Over long time periods, lower valuation stocks have outperformed higher valuation stocks. Future results, however, may differ from the past.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI Large Cap Fund and Standard & Poor’s 500 Index(1)

TOTAL RETURN
		Since Inception
1-Year	5-Year	12/31/01*
12.52%	17.55%	10.58%

*Inception date
Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

5

FMI Large Cap Fund
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
of FMI Large Cap Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Large Cap Fund (the “Fund” a series of FMI Funds, Inc.) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 30, 2007

6

FMI Large Cap Fund
STATEMENT OF NET ASSETS
September 30, 2007

Shares		Cost	Value

COMMON STOCKS — 89.0% (a)

COMMERCIAL SERVICES SECTOR — 4.3%
	Miscellaneous Commercial Services — 4.3%
745,000	Cintas Corp.	$29,006,059	$27,639,500

COMMUNICATIONS SECTOR — 4.5%
	Major Telecommunications — 4.5%
1,520,000	Sprint Nextel Corp.	30,026,465	28,880,000

CONSUMER NON-DURABLES SECTOR — 7.9%
	Beverages: Alcoholic — 4.1%
294,000	Diageo PLC – SP-ADR	21,856,342	25,792,620

	Household/Personal Care — 3.8%
348,000	Kimberly-Clark Corp.	22,994,085	24,450,480

CONSUMER SERVICES SECTOR — 3.9%
	Media Conglomerates — 3.9%
1,355,000	Time Warner Inc.	26,092,986	24,877,800

DISTRIBUTION SERVICES SECTOR — 5.9%
	Medical Distributors — 3.0%
307,000	Cardinal Health, Inc.	19,851,502	19,196,710

	Wholesale Distributors — 2.9%
201,000	Grainger (W.W.), Inc.	13,906,222	18,329,190

ELECTRONIC TECHNOLOGY SECTOR — 5.0%
	Electronic Components — 2.2%
399,000	Tyco Electronics Ltd.	14,506,648	14,136,570

	Electronic Equipment/Instruments — 2.8%
322,000	CANON INC. SP-ADR	15,095,274	17,481,380

ENERGY MINERALS SECTOR — 3.8%
	Integrated Oil — 3.8%
353,000	BP PLC – SP-ADR	23,486,069	24,480,550

FINANCE SECTOR — 15.4%
	Insurance Brokers/Services — 4.6%
717,000	Willis Group
	Holdings Ltd.	28,256,859	29,353,980

	Major Banks — 4.5%
655,000	Bank of New York
	Mellon Corp.	26,168,827	28,911,700

	Property/Casualty Insurance — 6.3%
10,100	Berkshire Hathaway
	Inc. Cl B*	33,659,103	39,915,200

HEALTH TECHNOLOGY SECTOR — 5.6%
	Medical Specialties — 5.6%
245,000	Becton,
	Dickinson & Co.	16,556,409	20,102,250
381,000	Covidien Ltd.	15,133,130	15,811,500
		31,689,539	35,913,750
INDUSTRIAL SERVICES SECTOR — 3.6%
	Environmental Services — 3.6%
606,000	Waste
	Management, Inc.	21,468,678	22,870,440

PROCESS INDUSTRIES SECTOR — 2.8%
	Chemicals: Specialty — 2.8%
213,000	Praxair, Inc.	11,884,414	17,840,880

PRODUCER MANUFACTURING SECTOR — 5.5%
	Industrial Conglomerates — 5.5%
574,000	General Electric Co.	20,636,417	23,763,600
258,000	Tyco International Ltd.	11,889,236	11,439,720
		32,525,653	35,203,320
RETAIL TRADE SECTOR — 12.4%
	Apparel/Footwear Retail — 4.0%
870,000	TJX Companies, Inc.	23,626,554	25,290,900

	Discount Stores — 4.8%
707,000	Wal-Mart Stores, Inc.	33,548,994	30,860,550

	Electronics/Appliance Stores — 3.6%
505,000	Best Buy Co., Inc.	23,582,793	23,240,100

TECHNOLOGY SERVICES SECTOR — 4.4%
	Information Technology Services — 4.4%
698,000	Accenture Ltd.	22,085,937	28,094,500

TRANSPORTATION SECTOR — 4.0%
	Air Freight/Couriers — 4.0%
343,000	United Parcel
	Service, Inc. Cl B	24,545,784	25,759,300
	Total common stocks	529,864,787	568,519,420

7

FMI Large Cap Fund
STATEMENT OF NET ASSETS (Continued)
September 30, 2007

Principal
Amount		Cost	Value
SHORT-TERM INVESTMENTS — 9.9% (a)

	Commercial Paper — 5.6%
$9,000,000	AIG Funding Inc.,
	4.70%, due 10/02/07	$8,998,825	$8,998,825
9,000,000	General Electric
	Capital Corp.,
	4.58%, due 10/02/07	8,998,855	8,998,855
9,000,000	Prudential Funding LLC,
	4.58%, due 10/02/07	8,998,855	8,998,855
9,000,000	Toyota Motor Credit Corp.,
	4.62%, due 10/02/07	8,998,845	8,998,845
	Total commercial paper	35,995,380	35,995,380

	Variable Rate Demand Note — 4.3%
27,386,654	U.S. Bank, N.A., 4.88%	27,386,654	27,386,654
	Total short-term
	investments	63,382,034	63,382,034
	Total investments	$593,246,821	631,901,454
	Cash and receivables,
	less Liabilities — 1.1% (a)		6,973,945
	Net Assets		$638,875,399
	Net Asset Value Per Share
	($0.0001 par value, 100,000,000
	shares authorized), offering
	and redemption price
	($638,875,399 ÷ 39,495,757
	shares outstanding)		$16.18

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
ADR – American Depositary Receipts

The accompanying notes to financial statements are an integral part of this statement.
8

FMI Large Cap Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2007

INCOME:
Dividends	$6,444,159
Interest	2,144,550
Total income	8,588,709

EXPENSES:
Management fees	3,129,297
Transfer agent fees	558,010
Administrative and accounting services	293,780
Registration fees	104,521
Custodian fees	100,091
Printing and postage expense	51,408
Professional fees	34,137
Insurance expense	14,363
Board of Directors fees	9,000
Other expenses	10,518
Total expenses before reimbursement	4,305,125
Less expenses reimbursed by adviser	(129,360)
Net expenses	4,175,765
NET INVESTMENT INCOME	4,412,944
NET REALIZED GAIN ON INVESTMENTS	7,923,198
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	24,882,862
NET GAIN ON INVESTMENTS	32,806,060
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,219,004

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2007 and 2006

	2007	2006
OPERATIONS:
Net investment income	$4,412,944	$981,044
Net realized gain on investments	7,923,198	4,275,042
Net increase in unrealized appreciation on investments	24,882,862	10,851,158
Net increase in net assets from operations	37,219,004	16,107,244

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.0985 and $0.0343 per share, respectively)	(1,587,775)	(204,488)
Distributions from net realized gains ($0.3285 and $0.3670 per share, respectively)	(4,932,881)	(2,194,312)
Total distributions	(6,520,656)*	(2,398,800)*

FUND SHARE ACTIVITIES:
Proceeds from shares issued (34,560,108 and 7,288,477 shares, respectively)	541,476,178	101,086,436
Net asset value of shares issued in distributions reinvested
(410,091 and 188,158 shares, respectively)	6,170,628	2,381,405
Cost of shares redeemed (6,683,303 and 1,828,347 shares, respectively)	(105,275,264)	(25,273,853)
Net increase in net assets derived from Fund share activities	442,371,542	78,193,988
TOTAL INCREASE	473,069,890	91,902,432
NET ASSETS AT THE BEGINNING OF THE YEAR	165,805,509	73,903,077
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment income of $3,806,207 and $981,038, respectively)	$638,875,399	$165,805,509

*	See Note 7.

The accompanying notes to financial statements are an integral part of these statements.

9

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2007	2006	2005	2004	2003
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$14.79	$13.29	$11.66	$10.03	$7.94

Income from investment operations:
Net investment income	0.17	0.12	0.08	0.10	0.03
Net realized and unrealized
gains on investments	1.65	1.78	1.82	1.68	2.06
Total from investment operations	1.82	1.90	1.90	1.78	2.09

Less distributions:
Distributions from net investment income	(0.10)	(0.03)	(0.07)	(0.03)	—
Distributions from net realized gains	(0.33)	(0.37)	(0.20)	(0.12)	—
Total from distributions	(0.43)	(0.40)	(0.27)	(0.15)	—
Net asset value, end of year	$16.18	$14.79	$13.29	$11.66	$10.03

TOTAL RETURN	12.52%	14.82%	16.60%	17.96%	26.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	638,875	165,806	73,903%	14,977	5,680
Ratio of expenses (after reimbursement)
to average net assets (a)	1.00%	1.00%	1.00%	1.13%	1.34%
Ratio of net investment income
to average net assets (b)	1.06%	0.88%	0.64%	0.85%	0.36%
Portfolio turnover rate	18.7%	29.1%	39.5%	38.1%	54.4%

(a)
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2007, 2006, 2005, 2004 and 2003, the ratios would have been 1.03%, 1.11%, 1.33%, 2.44% and 3.07%, respectively.

(b)	If the Fund had paid all of its expenses for the years ended September 30, 2007, 2006, 2005, 2004 and 2003, the ratios would have been 1.03%, 0.77%, 0.31%, (0.46%) and (1.37%), respectively.

The accompanying notes to financial statements are an integral part of this statement.

10

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2007

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 31, 2001.  The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The investment objective of the Fund is to seek long-term capital appreciation principally through investing in a limited number of large capitalization value stocks.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities that are traded over-the-counter are valued at the latest bid price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.”  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  The Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
Accounting principles generally accepted in the United States of America (“GAAP”) require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

(f)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the

11

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2007

(1)	Summary of Significant Accounting Policies — (Continued)

effective date.  Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period.  As a result, the  Fund must begin to incorporate FIN 48 into its NAV calculations by March 31, 2008.  At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets.  The Fund has an administrative agreement with FMI to supervise all aspects of the Fund’s operations except those performed by FMI pursuant to the management agreement.  Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

Under the management agreement, FMI will reimburse the Fund for expenses over 1.20% of the daily net assets of the Fund.  For the year ended September 30, 2007, there were no contractual reimbursements required.  In addition to the reimbursement required under the management agreement, FMI has voluntarily reimbursed the Fund for expenses over 1.00%.  For the year ended September 30, 2007, FMI reimbursed the Fund $129,360 for these excess expenses.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Investment Company Act of 1940.  The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the year ended September 30, 2007, no such expenses were incurred.

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

(3)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On October 30, 2007, the Fund will distribute $3,806,207 from net investment income ($0.09686 per share), $6,038,260 from net short-term realized gains ($0.15366 per share) and $1,355,916 from net long-term realized gains ($0.03451 per share). The distributions will be paid on October 31, 2007 to shareholders of record on October 29, 2007.

(4)	Investment Transactions —

For the year ended September 30, 2007, purchases and proceeds of sales of investment securities (excluding short-term investments) were $459,271,796 and $69,810,823, respectively.

(5)	Accounts Payable and Accrued Liabilities —

As of September 30, 2007, liabilities of the Fund included the following:

Payable to shareholders for redemptions	$502,489
Payable to FMI for management and administrative fees	315,681
Other liabilities	19,046

(6)	Sources of Net Assets —

As of September 30, 2007, the sources of net assets were as follows:

Fund shares issued and outstanding	$589,191,315
Net unrealized appreciation on investments	38,654,633
Undistributed net realized gains on investments	7,223,244
Undistributed net investment income	3,806,207
$638,875,399

12

FMI Large Cap Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2007

(7)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2007:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$593,417,753	$50,806,253	$12,322,552	$38,483,701	$9,844,467	$1,355,916

The difference, if any, between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended September 30, 2007 and 2006, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, as of September 30, 2007, and tax basis post-October losses as of September 30, 2007, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2007				September 30, 2006
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$4,022,208	$2,498,448	$ —	$ —	$1,547,748	$851,052

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2007 which is designated as qualifying for the dividends received deduction is 58% (unaudited).

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2007 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 58% (unaudited).

13

FMI Large Cap Fund
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer

Non-Interested Directors

Barry K. Allen, 59	Director	Indefinite Term	Mr. Allen is President of Allen	4	Harley-Davidson,
c/o Fiduciary		Since 2001	Enterprises, LLC, (Brookfield, WI) a		Inc., FMI Common,
Management, Inc.			private equity investments management		Stock Fund, Inc. and
100 E. Wisconsin Ave.			company, and Senior Advisor for		FMI Mutual Funds,
Suite 2200			Providence Equity Partners (Providence,		Inc.
Milwaukee, WI 53202			RI) since September 2007. He was
Executive Vice President of Qwest
Communications International, Inc.
(Denver, CO) from September 2002 to
June 2007.

George D. Dalton, 79	Director	Indefinite Term	Mr. Dalton is Chairman and Chief	4	FMI Common
c/o Fiduciary		Since 2001	Executive Officer of NOVO1		Stock Fund, Inc., and
Management, Inc.			(Waukesha, WI) a privately held company		FMI Mutual
100 E. Wisconsin Ave.			specializing in teleservices call centers		Funds, Inc.
Suite 2200			since January 2000.
Milwaukee, WI 53202

Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	4	Renaissance Learning
Gunnlaugsson, 63		Since 2001	Corporation (Milwaukee, WI) in		Systems, Inc., FMI
c/o Fiduciary			December 2000.		Common Stock Fund,
Management, Inc.					Inc. and FMI Mutual
100 E. Wisconsin Ave.					Funds, Inc.
Suite 2200
Milwaukee, WI 53202

Paul S. Shain, 44	Director	Indefinite Term	Mr. Shain is Senior Vice President of	4	FMI Common Stock
c/o Fiduciary		Since 2001	CDW Corporation (Vernon Hills, IL) and		Fund, Inc. and FMI
Management, Inc.			Chief Executive Officer of CDW Berbee		Mutual Funds, Inc.
100 E. Wisconsin Ave.			(f/k/a/ Berbee Information Networks
Suite 2200			Corporation), a strategic business unit of
Milwaukee, WI 53202			CDW Corporation. CDW Berbee is a
leading provider of Information
Technology Services including unified communications, infrastructure integration and hosting and managed services. He
has been employed by such firm in various
capacities since January 2000.
Interested Directors

Patrick J. English,* 46	Director	Indefinite Term	Mr. English is President of Fiduciary	3	FMI Common Stock
c/o Fiduciary		Since 2001	Management, Inc. and has been employed		Fund, Inc.
Management, Inc.	Vice	One Year Term	by the Adviser in various capacities
100 E. Wisconsin Ave.	President	Since 2001	since December, 1986.
Suite 2200
Milwaukee, WI 53202

14

FMI Large Cap Fund
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer

Interested Directors (Continued)

Ted D. Kellner,* 61	Director	Indefinite Term	Mr. Kellner is Chairman of the Board	3	Marshall & Ilsley
c/o Fiduciary		Since 2001	and Chief Executive Officer of Fiduciary		Corporation and
Management, Inc.	President	One Year Term	Management, Inc. which he co-founded		FMI Common Stock
100 E. Wisconsin Ave.	and	Since 2001	in 1980.		Fund, Inc.
Suite 2200	Treasurer
Milwaukee, WI 53202

Richard E. Lane*, 51	Director	Indefinite Term	Mr. Lane is President of Broadview	2	None
100 E. Wisconsin Ave.		Since 2001	Advisors, LLC, the sub-adviser to the FMI
Suite 2250			Focus Fund.
Milwaukee, WI 53202

Other Officers

Kathleen M. Lauters, 55	Chief	At Discretion	Ms. Lauters is the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since September 2004.
Management, Inc.	Officer	Since 2004	From June 1995 to September 2004 Ms.
100 E. Wisconsin Ave.			Lauters was employed by Strong Capital
Suite 2200			Management, most recently as Senior
Milwaukee, WI 53202			Compliance Analyst.

Camille F. Wildes, 55	Vice	One Year Term	Ms. Wildes is Vice-President of	N/A	None
c/o Fiduciary	President	Since 2001	Fiduciary Management, Inc. and has
Management, Inc.	and		been employed by the Adviser in various
100 E. Wisconsin Ave.	Assistant		capacities since December, 1982.
Suite 2200	Treasurer
Milwaukee, WI 53202

Donald S. Wilson, 64	Vice	One Year Term	Mr. Wilson is Vice Chairman, Treasurer	N/A	FMI Common Stock
c/o Fiduciary	President	Since 2001	and Chief Compliance Officer of		Fund, Inc. and FMI
Management, Inc.	and		Fiduciary Management, Inc.		Mutual Funds, Inc.
100 E. Wisconsin Ave.	Secretary		which he co-founded in 1980.
Suite 2200
Milwaukee, WI 53202

*
Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser. Mr. Lane is an interested director of the Fund because he is an officer of the FMI Focus Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

15

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert.  Mr. Gunnlaugsson is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

$41,232 (FY 2007) and  $37,665 (FY 2006) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)	Tax Fees

$12,300 (FY 2007) and $11,400 (FY 2006) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)      All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h)  Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The disclosure controls and procedures of the FMI Funds, Inc. are periodically evaluated.  As of October 1, 2007, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)	The internal controls of the FMI Funds, Inc. are periodically evaluated.
There were no changes to FMI  Funds’ internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	Any code of ethics or amendment thereto. Filed herewith.

(b)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI  Funds, Inc.
Registrant

By     /s/Ted D. Kellner
          Ted D. Kellner, Principal Executive Officer

Date  11-15-07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI  Funds, Inc.
Registrant

By     /s/Ted D. Kellner
          Ted D. Kellner,  Principal Financial Officer

Date  11-15-07